THE AVATAR ADVANTAGE
                                 BALANCED FUND

                                 Annual Report

                               For the Year Ended
                               December 31, 2002

TABLE OF CONTENTS

THE AVATAR ADVANTAGE BALANCED FUND
      Management's Discussion and Analysis Letter                            3
      Performance Graph                                                      7
      Schedule of Investments                                                8
      Statement of Assets and Liabilities                                   11
      Statement of Operations                                               12
      Statements of Changes in Net Assets                                   13
      Financial Highlights                                                  14
      Notes to Financial Statements                                         15
      Report of Independent Accountants                                     19
      Information about Trustees and Officers                               20

February 7, 2003

Dear Shareholder,

We wish to report 2002 year-end performance results for the Avatar Advantage Balanced Fund for the periods ending December 31, 2002.

                                      BALANCED FUND              BENCHMARK
  PERIOD                               PERFORMANCE            PERFORMANCE*<F1>
  ------                               -----------            ----------------
  Q1 2002                                  0.30                      0.03
  Q2 2002                                 -4.36                     -6.53
  Q3 2002                                 -5.93                     -8.08
  Q4 2002                                  0.98                      5.74
  One-year                                -8.87                     -9.19
  Three-year                              -7.81                     -4.56
  Since Inception (1/13/98)                1.53                      3.21

*<F1>  The fund's benchmark is 60% S&P 500 Index and 40% Lehman
       Government/Credit Bond Index

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. If the maximum sales charge (4.50%) was reflected, the Fund's returns for the 1-yr, 3-yr and since inception periods would have been -12.97%, -9.21%, and 0.60% respectively. Please see the prospectus for fees and expenses that do apply to a continued investment in the fund.

The past 3 years have not been easy for many investors as markets have been volatile and difficult to navigate. Avatar's investment philosophy and asset allocation methodology have sought to participate in market gains during market upswings while protecting those gains against loss during market downturns.
This approach has again been tested throughout this period of market instability. Losses in the fund amounted to 8.87% (excluding the sales charge), while the S&P 500 Index was down 22.11% and the NASDAQ Index declined 31.26% for the same period. The Fund's equity allocation during this period fluctuated in the range of 47% to 65% with the remainder in fixed income securities.

2002 - THE SECOND SIX MONTHS IN REVIEW:
---------------------------------------

The third quarter of 2002 was marked by a broad market sell-off and one of the poorest performance periods since 1987. Both the Dow and the S&P 500 were down in excess of 17% for the period, and the NASDAQ Index was down over 19%. We entered the second half of the year with a defensive posture toward equities, as our research signaled a bearish market environment. Credit spreads continued to widen as distressed telecom securities and corporate governance woes weighed heavily on both stock and bond markets. Our Market Momentum research reflected generally poor market breadth, and Investor Liquidity readings suggested heightened skepticism toward the market. Our bond holdings largely emphasized credit quality with a duration slightly above the benchmark. Our defensive position proved to protect against some of the downside, as the market broke multi-year lows in July.

Our equity indicators started to show signs of improvement in late July as the yield curve steepened amid speculation that the Fed might again cut interest rates. In conjunction, broad market advance/decline data, as well as momentum indicators, started to show signs of a recovery. As we continued to see improvement in our indicators, we steadily put money back to work in equities while lowering our bond allocations.

We experienced a rally in the fourth quarter, largely led by distressed securities. Many top performing equities had previously declined 50% or more, and this change in "leadership," favoring the poorest performing stocks, was evident within many sectors. Numerous changes were made to the fund during this dynamic period, including raising exposure to both technology and telecom services. The telecom services sector was the highest performing group in the fourth quarter, rising approximately 38%. Although Avatar's holdings in this group kept pace with the sector's performance, our underweight position in this sector hindered performance for the three months. However, as telecom services under-performed the market earlier in the year, our underweight position in the sector did add value throughout the prior nine months.

Select healthcare holdings also lagged market performance in the fourth quarter. Hospital stocks were strong performers through the first nine months of the year, and while Avatar took partial profits, prices came under pressure from concerns about earnings quality and growth sustainability. Broadly speaking, performance was interrupted by the market's rapid transformation in October. However, stock selection did add value for 2002 as a whole.

2003 - FIRST HALF MARKET OUTLOOK:
---------------------------------

Entering 2003, we feel the portfolio is well diversified among large-cap stocks with an emphasis on quality and transparency. Holdings are generally positioned to benefit from continued economic growth throughout the year, concurrent with expected growth in corporate profits.

Looking forward, the investment landscape will remain challenging and at times turbulent. After a strong start, equities gave back gains as most major stock indexes once again fell into negative territory. Bearish influences weighing on stocks include the threat of war and a lukewarm near-term outlook for many sectors of the economy. Indeed, the challenges here are numerous and mounting.

The legacy of distrust continues as corporate losses, misstatements and misdeeds surface, supporting the argument that there was more of a systemic problem than only a "few rotten apples." If so, corporate governance will remain on the front burner as new issues are uncovered. As there may not be a quick fix for investor confidence, there is also concern that a major sector of the global economy, telecommunications, may not experience a "V" recovery.

Our outlook is very similar to our views in the recent past, largely characterized by fundamental uncertainty and expected volatility. In the past, periods such as this have tended to last longer than many investors anticipate. Fortunately, we have probably passed the point where investors expect the bubble to magically re-inflate. Yet, consensus expectations for long-run returns and corporate profit growth may be inflated.

Overall, there have been no significant changes to sector weights as we enter 2003. Groups that are over-weighted in portfolios include energy, technology, financials and electric utilities. Consumer staples, basic materials, and telecom services are roughly market-weighted. Finally, the consumer cyclical, healthcare, and capital goods sectors are under-weighted. Bond market fundamentals continue to suggest that the lows for rates have been seen. With a surplus of data that includes growing supply, a weak dollar and commodity price pressures, bond bears have grounds to make their case. The Fund is cautiously positioned to protect gains, while poised to participate in market advances.

While 2003 may be challenging, Avatar Investors Associates Corp. continues to follow a time-tested investment discipline that has navigated through all types of market conditions for over thirty-two years. We believe the Fund continues to be diversified among leading securities that focus on quality and long-term fundamental value, and we believe that our balanced portfolio should serve our long-term investors well.

Sincerely,

/s/Charles White

Charles White
Vice-Chairman and Portfolio Manager
Avatar Investors Associates Corp.

The S&P 500, NASDAQ, and Dow Indices are unmanaged indices commonly used to measure the performance of U.S. stocks. The Lehman Brothers(R) Government Index is a composite made up of the Lehman Brothers Government and Credit bond indices that includes U.S. Government Treasury and Agency Securities as well as high grade corporate bonds. One cannot invest directly in an index. Sector allocations are subject to change at any time and are not recommendations to buy or sell any securities within a sector.

                       THE AVATAR ADVANTAGE BALANCED FUND
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE AVATAR ADVANTAGE BALANCED FUND VERSUS THE
              S&P 500 INDEX (60%)/LEHMAN GOV'T/CREDIT INDEX (40%)

                     The Avatar Advantage            S&P 500 Index (60%)/
     Date               Balanced Fund              Lehman Gov't/Credit (40%)
     ----               -------------              -------------------------
    1/13/98                 $10,000                         $10,000
    3/31/98                 $10,581                         $10,950
    6/30/98                 $10,792                         $11,282
    9/30/98                 $10,553                         $10,832
   12/31/98                 $11,757                         $12,221
    3/31/99                 $11,826                         $12,528
    6/30/99                 $12,091                         $13,003
    9/30/99                 $11,708                         $12,544
   12/31/99                 $13,147                         $13,643
    3/31/00                 $13,856                         $13,977
    6/30/00                 $13,676                         $13,836
    9/30/00                 $14,026                         $13,915
   12/31/00                 $13,010                         $13,504
    3/31/01                 $11,392                         $12,717
    6/30/01                 $11,403                         $13,179
    9/30/01                 $10,651                         $12,269
   12/31/01                 $11,301                         $13,058
    3/31/02                 $11,336                         $13,056
    6/30/02                 $10,842                         $12,202
    9/30/02                 $10,200                         $11,215
   12/31/02                 $10,299                         $11,859

                        Average Annual Total Return1<F2>
                        --------------------------------
                    1 Year                           (12.97%)
                    Since inception (1/13/98)          0.60%

Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. Share value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

1<F2> Average Annual Total Return represents the average change in account value over the periods indicated.

The Blended Index consists of the S&P 500 Stock Index (60%) and the Lehman Corporate Bond Index (40%). The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Lehman Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt issues and also includes Yankee Bonds.

The Blended Index initial value is as of December 31, 1997.

The percentage weights which have been applied to the indices are intended to replicate the long-term asset allocation of the Fund.

SCHEDULE OF INVESTMENTS at December 31, 2002

SHARES                                                            MARKET VALUE
------                                                            ------------
COMMON STOCKS: 55.10%

AEROSPACE/DEFENSE: 0.45%
      200    Lockheed Martin Corp.                                  $   11,550
                                                                    ----------

AUTOMOTIVE - PARTS & EQUIPMENT: 0.52%
      400    Lear Corp.*<F3>                                            13,312
                                                                    ----------

BANKS:  4.33%
      400    Bank of America Corp.                                      27,828
      800    Bank One Corp.                                             29,240
      600    Washington Mutual, Inc                                     20,718
      700    Wells Fargo Co.                                            32,809
                                                                    ----------
                                                                       110,595
                                                                    ----------

BEVERAGES - ALCOHOLIC:  0.57%
      300    Anheuser-Busch
               Companies, Inc.                                          14,520
                                                                    ----------

CAPITAL GOODS:  0.93%
      300    General Dynamics Corp.                                     23,811
                                                                    ----------

CHEMICALS:  0.33%
      200    Air Products &
               Chemicals, Inc.                                           8,550
                                                                    ----------

CHEMICALS - SPECIALTY: 1.15%
    1,100    Methanex Corp.                                              9,218
      400    PPG Industries, Inc.                                       20,060
                                                                    ----------
                                                                        29,278
                                                                    ----------

COMMUNICATIONS: 0.32%
      700    Nextel Communication
               Inc. - Class A*<F3>                                       8,085
                                                                    ----------

COMPUTER SERVICES: 0.83%
      400    Affiliated Computer
               Services, Inc. - Class A*<F3>                            21,060
                                                                    ----------

COMPUTER SOFTWARE: 2.02%
    1,000    Microsoft Corp.*<F3>                                       51,700
                                                                    ----------

CONSUMER CYCLICAL:  1.61%
      400    Kohls Department Stores*<F3>                               22,380
      500    Lowes Companies, Inc.                                      18,750
                                                                    ----------
                                                                        41,130
                                                                    ----------

CONSUMER STAPLES: 2.99%
      600    Coca-Cola Co                                               26,292
      300    Colgate-Palmolive Co.                                      15,729
      400    The Procter & Gamble Co.                                   34,376
                                                                    ----------
                                                                        76,397
                                                                    ----------

DIVERSIFIED FINANCIAL SERVICES:  0.55%
      400    Citigroup, Inc.                                            14,076
                                                                    ----------

DIVERSIFIED MANUFACTURING:  2.98%
    1,400    General Electric Co.                                       34,090
      400    Ingersoll-Rand Co. -
               Class A #<F4>                                            17,224
      200    3M Co.                                                     24,660
                                                                    ----------
                                                                        75,974
                                                                    ----------

DRUGS & PHARMACEUTICALS:  4.40%
      600    Johnson & Johnson                                          32,226
      400    Merck & Co.                                                22,644
    1,150    Pfizer, Inc.                                               35,156
      600    Wyeth                                                      22,440
                                                                    ----------
                                                                       112,466
                                                                    ----------

ELECTRIC - INTEGRATED:  0.65%
      300    Dominion Resources, Inc.                                   16,470
                                                                    ----------

ELECTRIC POWER: 1.32%
    1,000    Cinergy Corp.                                              33,720
                                                                    ----------

ELECTRONIC COMPONENTS -
  SEMICONDUCTORS:  0.73%
    1,200    Intel Corp.                                                18,684
                                                                    ----------

ENERGY: 0.94%
      600    EOG Resources, Inc.                                        23,952
                                                                    ----------

ENTERTAINMENT SOFTWARE: 0.19%
      100    Electronic Arts *<F3>                                       4,977
                                                                    ----------

FINANCE - BANK:  1.37%
      500    Commerce Bancorp Inc.                                      21,595
      700    Hibernia Corp.                                             13,482
                                                                    ----------
                                                                        35,077
                                                                    ----------

FINANCE - INVESTMENTS
  BANKERS/BROKERS:  1.96%
      500    The Bear Stearns
               Companies, Inc.                                          29,700
      300    Goldman Sachs Group Inc.                                   20,430
                                                                    ----------
                                                                        50,130
                                                                    ----------

FINANCE - MORTGAGE LOANS: 0.76%
      300    Fannie Mae                                                 19,299
                                                                    ----------

FOOD - MISC./DIVERSIFIED:  1.28%
    1,000    ConAgra Foods, Inc.                                        25,010
      500    Winn-Dixie Stores Inc.                                      7,640
                                                                    ----------
                                                                        32,650
                                                                    ----------

HEALTHCARE: 1.39%
      300    Amgen, Inc.*<F3>                                           14,502
      500    Pharmacia Corp.                                            20,900
                                                                    ----------
                                                                        35,402
                                                                    ----------

INSURANCE - BROKERS:  0.54%
      300    Marsh & McLennan
               Companies, Inc.                                          13,863
                                                                    ----------

INSURANCE - MULTILINE:  1.56%
      519    American International
               Group, Inc.                                              30,024
      300    Fidelity National Finl Inc.                                 9,849
                                                                    ----------
                                                                        39,873
                                                                    ----------

MACHINERY CONSTRUCTION: 0.36%
      200    Caterpillar Inc                                             9,144
                                                                    ----------

MANUFACTURERS - APPAREL: 0.42%
      300    VF Corp.                                                   10,815
                                                                    ----------

MANUFACTURERS - PRINTING
  AND PUBLISHING: 0.95%
      400    McGraw Hill Cos Inc.                                       24,176
                                                                    ----------

MEDIA: 0.71%
      400    Tribune Co.                                                18,184
                                                                    ----------

MEDICAL - INSTRUMENTS: 0.54%
      300    Medtronic, Inc.                                            13,680
                                                                    ----------

MEDICAL - PRODUCTS: 0.55%
      500    Baxter International Inc.                                  14,000
                                                                    ----------

MOVIES & ENTERTAINMENT:  1.60%
      523    Comcast Corp.*<F3>                                         12,327
      700    Viacom Inc. - Class B*<F3>                                 28,532
                                                                    ----------
                                                                        40,859
                                                                    ----------

OIL - EXPLORATION & PRODUCTION: 1.05%
      300    Conocophillips                                             14,517
      400    Unocal Corp.                                               12,232
                                                                    ----------
                                                                        26,749
                                                                    ----------

OIL - OIL & GAS: 0.69%
      500    Nabors Industries Ltd                                      17,635
                                                                    ----------

OIL & GAS - MACHINERY & EQUIPMENT: 0.51%
      400    Smith International, Inc.*<F3>                             13,048
                                                                    ----------

PAPER & PAPER PRODUCTS:  0.35%
      200    Temple-Inland, Inc.                                         8,962
                                                                    ----------

PETROLEUM PRODUCTS:  1.64%
    1,200    Exxon Mobil Corp.                                          41,928
                                                                    ----------

REINSURANCE: 0.77%
      500    Renaissance RE
               Holdings Ltd.                                            19,800
                                                                    ----------

RETAIL:  1.34%
      300    Target Corp.                                                9,000
      500    Wal-Mart Stores, Inc.                                      25,255
                                                                    ----------
                                                                        34,255
                                                                    ----------

SEMICONDUCTOR EQUIPMENT: 0.86%
      600    Applied Materials, Inc.*<F3>                                7,818
      400    KLA-Tencor Corporation*<F3>                                14,148
                                                                    ----------
                                                                        21,966
                                                                    ----------

TECHNOLOGY: 3.61%
      900    Cisco Systems Inc.*<F3>                                    11,790
    1,400    Dell Computer Corp.*<F3>                                   37,436
      400    International Business
               Machines Corp.                                           31,000
      800    Texas Instruments, Inc.                                    12,008
                                                                    ----------
                                                                        92,234
                                                                    ----------

TELEPHONE:  1.83%
      500    AT&T Corp.                                                 13,055
    1,300    BellSouth Corp.                                            33,631
                                                                    ----------
                                                                        46,686
                                                                    ----------

TRANSPORTATION - FREIGHT: 0.65%
      500    CNF Transportation, Inc.                                   16,620
                                                                    ----------
TOTAL COMMON STOCKS
  (Cost $1,508,042)                                                  1,407,342
                                                                    ----------

PRINCIPAL
AMOUNT                                                            MARKET VALUE
---------                                                         ------------
CORPORATE BONDS: 9.64%
 $ 75,000    Bank of New York,
               5.20%, 07/01/2007                                        80,817
  100,000    Viacom Inc.,
               5.625%, 05/01/2007                                      109,262
   50,000    Wells Fargo & Company,
               6.45%, 02/01/2011                                        56,219
                                                                    ----------
TOTAL CORPORATE BONDS
  (Cost $227,266)                                                      246,298
                                                                    ----------

PRINCIPAL
AMOUNT/SHARES                                                     MARKET VALUE
-------------                                                     ------------
U.S. GOVERNMENT AND GOVERNMENT
  AGENCY OBLIGATIONS:  25.28%
 $200,000    Federal National
               Mortgage Associations,
               5.75%, 04/29/2009                                       208,622
  300,000    U.S. Treasury Bonds,
               12.00%, 08/15/2003                                      436,934
                                                                    ----------
TOTAL U.S. GOVERNMENT
  AND GOVERNMENT
  AGENCY OBLIGATIONS
  (Cost $621,083)                                                      645,556
                                                                    ----------

SHORT-TERM INVESTMENTS:  9.37%

MONEY MARKET INSTRUMENTS:  3.50%
   89,261    Federated Cash Trust
               Treasury Money Market
               Fund (Cost $89,261)                                      89,261
                                                                    ----------

U.S. TREASURY OBLIGATIONS:  5.87%
 $150,000    U.S. Treasury Bill,
               07/18/2002
               (Cost $149,915)                                         149,915
                                                                    ----------
TOTAL SHORT-TERM
  INVESTMENTS
  (Cost $239,176)                                                      239,176
                                                                    ----------
Total Investments in Securities
  (Cost $2,595,566):  99.39%                                         2,538,372
Other Assets in Excess
  of Liabilities:  0.61%                                                15,573
                                                                    ----------
Net Assets:  100.00%                                                $2,553,945
                                                                    ----------
                                                                    ----------

*<F3>  Non-income producing security.
#<F4>  U.S. security of foreign issuer.

                See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2002

ASSETS
   Investments in securities, at value (cost $2,595,567)            $2,538,372
   Cash                                                                     46
   Receivables:
       Investment securities sold                                       12,739
       Dividends and interest                                           21,215
       Due from advisor                                                  6,265
   Deferred organization expense                                            74
   Prepaid expenses                                                      1,608
                                                                    ----------
           Total assets                                              2,580,319
                                                                    ----------

LIABILITIES
   Payables:
       Administration fees                                               2,548
   Accrued expenses                                                     23,826
                                                                    ----------
           Total liabilities                                            26,374
                                                                    ----------

NET ASSETS                                                          $2,553,945
                                                                    ----------
                                                                    ----------

   NET ASSET VALUE AND REDEMPTION*<F5> PRICE PER SHARE
     [$2,553,945 /289,241 shares outstanding; unlimited
     number of shares (par value $.01) authorized]                       $8.83
                                                                         -----
                                                                         -----

   OFFERING PRICE PER SHARE ($8.83 / .9550)                              $9.25
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $2,930,605
   Accumulated net realized loss on investments                       (319,465)
   Net unrealized depreciation on investments                          (57,195)
                                                                    ----------
           Net assets                                               $2,553,945
                                                                    ----------
                                                                    ----------

*<F5> Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

                See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2002

INVESTMENT INCOME
   Income
       Dividends                                                        18,250
       Interest                                                         52,025
                                                                     ---------
           Total income                                                 70,275
                                                                     ---------

   Expenses
       Administration fees (Note 3)                                     30,000
       Professional fees                                                20,803
       Advisory fees (Note 3)                                           16,769
       Fund accounting fees                                             14,101
       Transfer agent fees                                              10,301
       Trustee fees                                                      5,498
       Reports to shareholders                                           1,400
       Amortization of organization expense                              2,500
       Custody fees                                                      2,836
       Insurance expense                                                   938
       Miscellaneous                                                     1,778
       Registration expense                                              1,310
                                                                     ---------
           Total expenses                                              108,234
           Less: advisory fee waiver and absorption (Note 3)           (76,931)
                                                                     ---------
           Net expenses                                                 31,303
                                                                     ---------
               NET INVESTMENT INCOME                                    38,972
                                                                     ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                   (176,126)
   Net change in unrealized depreciation on investments               (104,198)
                                                                     ---------
       Net realized and unrealized loss on investments                (280,324)
                                                                     ---------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                               $(241,352)
                                                                     ---------
                                                                     ---------

                See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended          Year Ended
                                                                       December 31, 2002   December 31, 2001
                                                                       -----------------   -----------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                                   $   38,972          $   28,793
   Net realized loss on investments                                          (176,126)           (128,815)
   Net unrealized depreciation
     on investments                                                          (104,198)           (124,394)
                                                                           ----------          ----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                           (241,352)           (224,416)
                                                                           ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                      (38,992)            (32,162)
                                                                           ----------          ----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    (38,992)            (32,162)
                                                                           ----------          ----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Total increase in net assets derived from
     net change in outstanding shares (a)<F6>                               1,351,137              32,363
                                                                           ----------          ----------
       TOTAL INCREASE/(DECREASE)
         IN NET ASSETS                                                      1,070,793            (224,215)
                                                                           ----------          ----------

NET ASSETS
   Beginning of year                                                        1,483,152           1,707,367
                                                                           ----------          ----------
   END OF YEAR                                                             $2,553,945          $1,483,152
                                                                           ----------          ----------
                                                                           ----------          ----------

(a)<F6>  A summary of share transactions is as follows:

                            Year Ended                     Year Ended
                        December 31, 2002              December 31, 2001
                        -----------------              -----------------
                       Shares        Value            Shares        Value
                       ------        -----            ------        -----
Shares sold            134,041     $1,312,156             20        $   200
Shares issued in
  reinvestment
  of distributions       4,426         38,991          3,292         32,163
Shares redeemed             (1)           (10)            --             --
                       -------     ----------          -----        -------
Net increase           138,466     $1,351,137          3,312        $32,363
                       -------     ----------          -----        -------
                       -------     ----------          -----        -------

                See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                                             January 13,
                                                                                                              1998 *<F7>
                                                                                                               through
                                                                  Year Ended December 31,                    December 31,
                                                     2002           2001           2000           1999           1998
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of period                               $ 9.84         $11.58         $12.41         $11.95         $10.00
                                                    ------         ------         ------         ------         ------

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                0.13           0.20           0.22           0.21           0.19
 Net realized and unrealized
   (loss)/gain on investments                        (1.00)         (1.72)         (0.34)          1.17           2.11
                                                    ------         ------         ------         ------         ------
Total from investment operations                     (0.87)         (1.52)         (0.12)          1.38           2.30
                                                    ------         ------         ------         ------         ------

 LESS DISTRIBUTIONS:
 From net investment income                          (0.14)         (0.22)         (0.20)         (0.21)         (0.19)
 From net realized gain                                 --             --          (0.51)         (0.67)         (0.16)
 In excess of net realized gain                         --             --             --          (0.04)            --
                                                    ------         ------         ------         ------         ------
Total distributions                                  (0.14)         (0.22)         (0.71)         (0.92)         (0.35)
                                                    ------         ------         ------         ------         ------
Net asset value, end of period                      $ 8.83         $ 9.84         $11.58         $12.41         $11.95
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

Total return                                         (8.87%)       (13.13%)        (1.04%)        11.82%         23.11%+<F9>

 RATIOS/SUPPLEMENTAL DATA:
 Net assets,
   end of period (thousands)                        $2,554         $1,483         $1,707         $1,725         $1,543

 RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before expense reimbursement                         4.84%          6.98%          6.47%          7.28%          8.59%**<F8>
 After expense reimbursement                          1.40%          1.40%          1.40%          1.40%          1.40%**<F8>

 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 After expense reimbursement                          1.74%          1.90%          1.72%          1.73%          1.89%**<F8>

Portfolio turnover rate                              75.33%         73.19%         48.53%        101.53%         95.00%

 *<F7>  Commencement of operations.
**<F8>  Annualized.
 +<F9>  Not annualized.

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at December 31, 2002

NOTE 1 - ORGANIZATION

   The Avatar Advantage Balanced Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's primary investment objective is to seek long-term capital appreciation and to preserve profits during market downturns by investing in a mix of stocks, bonds, and money market instruments. The Fund began operations on January 13, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded on the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased and amortized over the life of the respective securities. The amount of dividends and distributions to shareholders from net investment income and net realized gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   D. Deferred Organization Costs: The Avatar Advantage Balanced Fund has incurred expenses of $12,500 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

   E. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
         AFFILIATES

   For the year ended December 31, 2002, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 2002, the Fund incurred $16,769 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For year ended December 31, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $76,931; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $434,813 at December 31, 2002. Cumulative expenses subject to recapture expire as follows:

                Year             Amount
                ----             ------
                2003           $183,744
                2004            174,138
                2005             76,931
                               --------
                               $434,813
                               --------
                               --------

   U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,714,312 and $1,577,611 respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS-AST AVATAR ADVANTAGE
         BALANCED FUND

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

   The tax character of distributions paid during years ended December 31, 2002 and 2001 were as follows:

                                     2002                 2001
                                     ----                 ----
   Ordinary income                 $38,992              $32,162

   At December 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

   Tax basis capital loss carryforward                  $(265,888)
   Post October capital loss                              (48,086)
                                                        ---------
   Accumulated capital loss                              (313,974)
                                                        ---------
                                                        ---------

   The Fund's capital loss carryforward expires as follows:

                Capital loss carryforward Expiring         Amount
                                                           ------
                                              2010      $ 122,549
                                              2009        143,339
                                                        ---------
                                                        $ 265,888
                                                        ---------
                                                        ---------

   The Fund had elected to defer post-October losses and treat them as arising on January 1, 2003.

   Tax basis unrealized appreciation                    $  79,119
   Tax basis unrealized depreciation                     (141,805)
                                                        ---------
   Net tax basis unrealized depreciation                $ (62,686)
                                                        ---------
                                                        ---------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Avatar Advantage Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Avatar Advantage Balanced Fund, a series of Advisor Series Trust, (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the period from January 13, 1998 (commencement of operations) to December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

New York, New York
February 21, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling the advisor.

                              INDEPENDENT TRUSTEES
                              --------------------

                                                                                   # of
                                        Term of                                    Funds in      Other
                          Position      Office and                                 complex       Directorships
Name, Age                 Held with     Length of      Principal Occupation        overseen      Held by
and Address               the Trust     Time Served    During Past Five Years      by Trustee    Trustee
-----------               ---------     -----------    ----------------------      ----------    -------------
Walter E. Auch            Trustee       Indefinite     Management                      16        Nicholas-
(Born 1921)                             Term           Consultant                                Applegate
2020 E. Financial Way                                                                            Funds,
Glendora, CA 91741                      Since                                                    Salomon
                                        1997                                                     Smith Barney
                                                                                                 Funds, Bayan
                                                                                                 Strategic
                                                                                                 Realty Trust,
                                                                                                 Legend
                                                                                                 Properties,
                                                                                                 Pimco
                                                                                                 Advisors
                                                                                                 LLP, and
                                                                                                 Senele Group

James Clayburn            Trustee       Indefinite     Dean Emeritus, John E.          16        The Payden
LaForce                                 Term           Anderson Graduate                         & Rygel
(Born 1927)                                            School of Management,                     Investment
2020 E. Financial Way                   Since          University of California,                 Group, PIC
Glendora, CA 91741                      March 2002     Los Angeles                               Investment
                                                                                                 Trust, PIC
                                                                                                 Small Cap
                                                                                                 Portfolio, PIC
                                                                                                 Balanced
                                                                                                 Portfolio, PIC
                                                                                                 Growth
                                                                                                 Portfolio, PIC
                                                                                                 Mid Cap
                                                                                                 Portfolio,
                                                                                                 Provident
                                                                                                 Investment
                                                                                                 Counsel
                                                                                                 Institutional
                                                                                                 Money
                                                                                                 Market Fund,
                                                                                                 Black Rock
                                                                                                 Funds, Jacobs
                                                                                                 Engineering,
                                                                                                 Timken Co.,
                                                                                                 Concervex

Donald E. O'Connor        Trustee       Indefinite     Financial Consultant;           16        The Parnassus
(Born 1936)                             Term           formerly Executive                        Fund
2020 E. Financial Way                                  Vice President and                        The Parnassus
Glendora, CA 91741                      Since          Chief Operating officer                   Income Fund
                                        1997           of ICI Mutual Insurance                   The Forward
                                                       Company (until January,                   Funds
                                                       1997); Vice President,
                                                       Operations, Investment
                                                       Company Institute (until
                                                       July, 1993).

George J. Rebhan          Trustee       Indefinite     Retired; formerly               16        E*Trade
(Born 1934)                             Term           President, Hotchkis                       Funds
2020 E. Financial Way                                  and Wiley Funds
Glendora, CA 91741                      Since          (mutual funds)
                                        March 2002     from 1985 to 1993.

George T. Wofford III     Trustee       Indefinite     Senior Vice President,          16        Not
(Born 1939)                             Term           Information Services,                     Applicable
2020 E. Financial Way                                  Federal Home Loan
Glendora, CA 91741                      Since          Bank of San Francisco.
                                        1997

                        INTERESTED TRUSTEES AND OFFICERS
                        --------------------------------

                                                                                   # of
                                                                                   Funds in      Other
                                        Term of                                    complex       Directorships
                          Position      Office and                                 overseen      Held by
Name, Age                 Held with     Length of      Principal Occupation        by Trustee    Trustee
and Address               the Trust     Time Served    During Past Five Years      or Officer    or Officer
-----------               ---------     -----------    ----------------------      ----------    -------------
Eric M. Banhazl           Trustee &     Indefinite     Senior Vice President,          16        None
(Born 1957)               President     Term           U.S. Bancorp Fund
2020 E. Financial Way                                  Services, LLC, the
Glendora, CA 91741                      Since          Fund's administrator
                                        1997           (since July, 2001);
                                                       Treasurer, Investec
                                                       Funds; formerly,
                                                       Executive Vice President,
                                                       Investment Company
                                                       Administration, LLC
                                                       (ICA) (The Fund's
                                                       former administrator).

John S. Wagner            Treasurer     Indefinite     Assistant Vice                  16        None
(Born 1965)                             Term           President Compliance
615 E. Michigan Street                                 and Administration,
Milwaukee, WI 53202                     Since          U.S. Bancorp Fund
                                        September      Services, LLC since
                                        2002           June 1999.

Chad E. Fickett           Secretary     Indefinite     Compliance                      16        None
(Born 1973)                             Term           Administrator, U.S.
615 E. Michigan Street                                 Bancorp Fund Services,
Milwaukee, WI 53202                     Since          LLC since July 2000.
                                        March 2002

                                    ADVISOR
                       Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                           www.avatar-associates.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                            555 South Flower Street
                         Los Angeles, California 90071

                         INDEPENDENT PUBLIC ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.